INCOME TAXES (Details) - USD ($)	3 Months Ended		12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
INCOME TAXES
Tax benefit at the statutory rate			$ (227,173)	$ (1,997,787)
State income taxes, net of federal income tax benefit			410,032	417,669
Non-deductible items			187,821	1,726,651
Non-taxable items			(165,664)	6,882
Change in valuation allowance			(205,016)	(153,415)
Total	$ 0	$ 0	$ 0	$ 0